December 19, 1996

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D. C. 20459

RE:  CHITTENDEN CORPORATION CURRENT REPORT ON FORM 8-K
     REGISTRATION NUMBER 0-7974

To Whom it May Concern:

Pursuant to 8-K filing requirements, under the Securities and Exchange Act of 1934, there is appended to this transmittal, an electronic file of the current report (on Form 8-K) of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401.

If you have any questions concerning this report, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this letter by COMPUSERVE E-MAIL.

Very truly yours,

S/ F. SHELDON PRENTICE
   Senior Vice President,
   General Counsel & Secretary

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                            _________________________

                                     FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 19, 1996



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                             as specified in charter)


Vermont                             0-7974                  03-0228404
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

Two Burlington Square
Burlington, Vermont                                         05401
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (802) 658-4000


                                   Not Applicable
                           (Former name or former address,
                            if changed since last report.)

ITEM 5.  OTHER EVENTS

On December 18, 1996, the Registrant announced that Kirk W. Walters had been approved by the Board of Directors of Chittenden Corporation and Chittenden Bank as Executive Vice President, Chief Financial Officer and Treasurer. A press release dated December 18, 1996 is attached as an exhibit to this Form 8-K.

ITEM 7.  EXHIBITS


                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                 PAGE NUMBER

     (28) Additional Exhibits                                       5

               Press release related to announcement that Kirk W.
               Walters has been appointed Executive Vice
               President, Chief Financial Officer and Treasurer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE:  December 19, 1996                CHITTENDEN CORPORATION
                                        (Registrant)


                                        BY: S/ F. Sheldon Prentice
                                        Senior Vice President,
                                        General Counsel & Secretary